UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2021

Thoma Bravo Advantage

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39889	98-1566321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Riverside Plaza, Suite 2800 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 254-3300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	TBA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2021, Thoma Bravo Advantage (“TBA”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 110,243,735 ordinary shares (including Class A ordinary shares and Class B ordinary shares) held of record as of May 24, 2021, the record date for the General Meeting, were present in person or by proxy, representing approximately 86% of the voting power of TBA’s ordinary shares as of the record date for the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of TBA, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 20, 2021 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Business Combination Proposal and the Merger Proposal (each as defined in the Proxy Statement). The voting results for each proposal were as follows:

The Business Combination Proposal

For	Against	Abstain
106,945,255	3,273,921	24,559

The Merger Proposal

For	Against	Abstain
106,944,380	3,273,976	25,379

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of March 20, 2021, by and among TBA, ironSource Ltd., a company organized under the laws of the State of Israel (the “ironSource”), Showtime Cayman, a wholly-owned subsidiary of ironSource and Showtime Cayman II, a wholly-owned subsidiary of ironSource, including the Business Combination (as such term is defined in the Proxy Statement), are expected to be consummated on June 28, 2021. Following the consummation of the Transactions, the Class A ordinary shares of ironSource (as such term is defined in the Proxy Statement) are expected to begin trading on the New York Stock Exchange under the symbol “IS” on June 29, 2021.

An aggregate of 18,254,045 Class A ordinary shares of TBA were submitted for redemption by public stockholders in connection with the vote. Consistent with the prior announcement of Thoma Bravo’s commitment to purchase additional ironSource shares in the event redemptions exceed $150 million, Thoma Bravo Advantage Sponsor, LLC has agreed to invest approximately $32.5 million in ironSource at the consummation of the Transactions on the same terms and conditions as other PIPE investors.

Item 7.01 Regulation FD Disclosure.

On June 22, 2021, TBA issued a press release announcing the results of the General Meeting. The press release is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description

99.1	Press Release of Thoma Bravo Advantage, dated June 22, 2021.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Thoma Bravo Advantage (“TBA”) and ironSource Ltd. (“ironSource”). All statements other than statements of historical facts contained in this communication, including statements regarding ironSource’s, TBA’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, ironSource’s or TBA’s expectations concerning the outlook for their or the combined company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between ironSource and TBA.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of TBA’s securities; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction,; (iii) the lack of a third-party valuation in determining whether to pursue the proposed transaction; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (v) the effect of the announcement or pendency of the transaction on ironSource’s business relationships, performance, and business generally; (vi) risks that the proposed transaction disrupts current plans of ironSource and potential difficulties in ironSource employee retention as a result of the proposed transaction; (vii) the outcome of any legal proceedings that may be instituted against ironSource or against TBA related to the merger agreement or the proposed transaction; (vii) the ability of ironSource to list its ordinary shares on the New York Stock Exchange; (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive industry in which ironSource operates, variations in performance across competitors, changes in laws and regulations affecting ironSource’s business and changes in the combined capital structure; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and to identify and realize additional opportunities; (xi) ironSource’s markets are rapidly evolving and may decline or experience limited growth; (xii) ironSource’s reliance on operating system providers and app stores to support its platform; (xiii) ironSource’s ability to compete effectively in the markets in which it operates; (xiv) ironSource’s quarterly results of operations may fluctuate for a variety of reasons; (xv) failure to maintain and enhance the ironSource brand; (xvi) ironSource’s dependence on its ability to retain and expand its existing customer relationships and attract new customers; (xvii) ironSource’s reliance on its customers that contribute more than $100,000 of annual revenue; (xviii) ironSource’s ability to successfully and efficiently manage its current and potential future growth; (xix) ironSource’s dependence upon the continued growth of the app economy and the increased usage of smartphones, tablets and other connected devices; (xx) ironSource’s dependence upon the success of the gaming and mobile app ecosystem and the risks generally associated with the gaming industry; (xxi) ironSource’s, and ironSource’s competitors’, ability to detect or prevent fraud on its platforms; (xxii) failure to prevent security breaches or unauthorized access to ironSource’s or its third-party service providers’ data; (xxiii) the global scope of ironSource’s operations, which are subject to laws and regulations worldwide, many of which are unsettled and still developing; (xxiv) the rapidly changing and increasingly stringent laws, contractual obligations and industry standards relating to privacy, data protection, data security and the protection of children; and (xxv) the effects of health epidemics, including the COVID-19 pandemic.

ironSource and TBA caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date of this communication. Neither ironSource nor TBA undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that ironSource or TBA will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed transaction, in TBA’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in ironSource’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2021	THOMA BRAVO ADVANTAGE

	By:	/s/ Robert Sayle
	Name:	Robert Sayle
	Title:	Chief Executive Officer